UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) January 26, 2004

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

99. Sonic Innovations, Inc. press release dated January 26, 2004.

ITEM 12. Results of Operations and Financial Condition.

On January 26, 2004, Sonic Innovations, Inc. issued a press release reporting earnings for its fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99. The information in this press release is furnished not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: January 27, 2004

SONIC INNOVATIONS, INC.

/s/ Stephen L. Wilson
Senior Vice President and Chief Financial Officer